Exhibit 99.4


                                    ISDA(R)
                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                             ISDA Master Agreement
                     dated as of December 28, 2006 between
               Credit Suisse International (hereinafter referred
                        to as "Party A" or "Pledgor")
                                      and
  The supplemental interest trust with respect to the IndyMac INDX Mortgage Loan Trust 2006-AR41 (the "Supplemental Interest Trust") by Deutsche Bank
     National Trust Company, not individually, but solely as supplemental interest trustee (the "Supplemental Interest Trust Trustee")
          (hereinafter referred to as "Party B" or "Secured Party").

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated December 28, 2009, between Party A and Party B, External ID Number 53178327.


Paragraph 13. Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

     With respect to Party A: not applicable.

     With respect to Party B: not applicable.

(b)  Credit Support Obligations.

     (i)  Delivery Amount, Return Amount and Credit Support Amount.

          (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

               The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

               (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

               (2) the amount by which (a) the Moody's Credit Support Amount for such Valuation Date exceeds (b) the Moody's Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.



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


          (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

               The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

               (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date, and

               (2) the amount by which (a) the Moody's Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Credit Support Amount for such Valuation Date.

          (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount or the Moody's Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

     (ii) Eligible Collateral.

          On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):



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                                                          S&P/       Moody's
                                                        Valuation   Valuation
      Collateral                                       Percentage   Percentage
      -----------                                      ----------   ----------

(A)   Cash                                                 100%         100%

(B)   Fixed-rate negotiable debt obligations
      issued by the U.S. Treasury Department having
      a remaining maturity on such date of not more       98.5%         100%
      than one year

(C)   Fixed-rate negotiable debt obligations issued
      by the U.S. Treasury Department having a
      remaining maturity on such date of more             89.9%         100%
      than one year but not more than ten years

(D)   Fixed-rate negotiable debt obligations issued
      by the U.S. Treasury Department having a
      remaining maturity on such date of more             83.9%         100%
      than ten years


(iii) Other Eligible Support.

      The following items will qualify as "Other Eligible Support" for the party specified:

      Not applicable.

(iv) Threshold.

     (A)  "Independent Amount" means zero with respect to Party A and Party B.

     (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing
          (x) for at least 30 days or (y) since this Annex was executed, or
          (ii) a Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

          "Threshold" means, with respect to Party B and any Valuation Date, infinity.

     (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of the Certificates rated by S&P is at the time of any transfer less than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

     (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.



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(c)  Valuation and Timing.

     (i) "Valuation Agent" means Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

     (ii) "Valuation Date" means each Local Business Day on which any of the S&P Credit Support Amount or the Moody's Credit Support Amount is greater than zero.

    (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

     iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

     (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall
          (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

     (vi) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination



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


     Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)  Substitution.

     (i)  "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days' notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)  Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

     (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value and Moody's Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

          For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or
          (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

    (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)  Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

          Party B may appoint as Custodian (A) the entity then serving as Supplemental Interest Trustee or (B) any entity other than the entity then serving as Supplemental Interest Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

          Initially, the Custodian for Party B is: The Supplemental Interest Trust Trustee.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B.

(h)  Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least AAAm or AAAm-G by S&P and Prime-1 by Moody's or Aaa



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          by Moody's as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such investment shall be held uninvested). Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)  Other Eligible Support and Other Posted Support.

     (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

     (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

     If to Party A:
     Address:          One Cabot Square
                       London E14 4QJ
                       England

     Telephone:        44 20 7888 3083
     Facsimile:        44 20 7883 7987
     Attention:        Collateral Management Unit

     If to Party B, as set forth in Part 4(a) of the Schedule.

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

     Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

     Party B: To be notified to Party A by Party B at the time of the request for the Transfer.

(m)  Other Provisions.

     (i) Collateral Account. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.



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     (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and
          Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

    (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value and Moody's Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value and Moody's Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value or Moody's Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value and Moody's Value,". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value or Moody's Value, as may be". Paragraph 5(ii) is hereby amended by
          (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value or Moody's Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value or Moody's Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value and Moody's Value".

     (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

     (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days, and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

     (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

    (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

   (viii) Additional Definitions. As used in this Annex:

          "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Ratings Threshold.

          "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

          "Local Business Day" means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in



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          New York and the location of Party A, Party B and any Custodian, and
          (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

          "Moody's Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Ratings Threshold.

          "Moody's Credit Support Amount" means, for any Valuation Date, the excess, if any, of

          (I) (A) for any Valuation Date on which (I) a Moody's Ratings Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed or (II) no Relevant Entity has credit ratings which meet the Moody's Second Trigger Ratings Threshold, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party's Exposure for such Valuation Date and (ii) the product of the applicable Moody's Factor set forth in Table 1, hereto and the Notional Amount for the Transaction for the Calculation Period for the Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

               (B)  for any other Valuation Date, zero, over

          (II) the Threshold for Party A such Valuation Date.

          "Moody's Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

          "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

          "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

          "S&P Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the S&P Ratings Threshold.

          "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

          (I) (A) for any Valuation Date on which (i) an S&P Ratings Downgrade Event has occurred and been continuing for at least 30 days, or (ii) no Relevant Entity has credit ratings which meet the S&P Required Ratings Threshold, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

               (B)  for any other Valuation Date, zero, over



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          (II) the Threshold for Party A for such Valuation Date.

          "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

          "Valuation Percentage" shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

          "Value" shall mean, in respect of any date, the related S&P Value and the related Moody's Value.

          "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.


          ------------------------------ -------------- --------------- --------------- ----------------

          The higher of  the S&P           Remaining      Remaining       Remaining        Remaining
          credit rating of (i) Party A     Weighted        Weighted        Weighted        Weighted
          and (ii) the Credit Support       Average        Average         Average          Average
          Provider of Party A, if         Maturity of    Maturity of     Maturity of      Maturity of
          applicable                         such            such            such            such
                                          Transaction    Transaction     Transaction      Transaction
                                         up to 3 years  up to 5 years   up to 10 years  up to 30 years
          ------------------------------ -------------- --------------- --------------- ----------------
          "A-2" or higher                    2.75%          3.25%           4.00%            4.75%
          ------------------------------ -------------- --------------- --------------- ----------------
          "A-3"                              3.25%          4.00%           5.00%            6.25%
          ------------------------------ -------------- --------------- --------------- ----------------
          "BB+" or lower                     3.50%          4.50%           6.75%            7.50%
          ------------------------------ -------------- --------------- --------------- ----------------


                                 [Remainder of this page intentionally left blank]



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                                    Table 1

                                Moody's Factor
                                --------------

------------------------------------------ ----------------------------------
                Remaining                                Daily
          Weighted Average Life                       Collateral
            of Hedge in Years                           Posting
------------------------------------------ ----------------------------------
                1 or less                                0.15%
------------------------------------------ ----------------------------------
More than 1 but not more than 2                          0.30%
------------------------------------------ ----------------------------------
More than 2 but not more than 3                          0.40%
------------------------------------------ ----------------------------------
More than 3 but not more than 4                          0.60%
------------------------------------------ ----------------------------------
More than 4 but not more than 5                          0.70%
------------------------------------------ ----------------------------------
More than 5 but not more than 6                          0.80%
------------------------------------------ ----------------------------------
More than 6 but not more than 7                          1.00%
------------------------------------------ ----------------------------------
More than 7 but not more than 8                          1.10%
------------------------------------------ ----------------------------------
More than 8 but not more than 9                          1.20%
------------------------------------------ ----------------------------------
More than 9 but not more than 10                         1.30%
------------------------------------------ ----------------------------------
More than 10 but not more than 11                        1.40%
------------------------------------------ ----------------------------------
More than 11 but not more than 12                        1.50%
------------------------------------------ ----------------------------------
More than 12 but not more than 13                        1.60%
------------------------------------------ ----------------------------------
More than 13 but not more than 14                        1.70%
------------------------------------------ ----------------------------------
More than 14 but not more than 15                        1.80%
------------------------------------------ ----------------------------------
More than 15 but not more than 16                        1.90%
------------------------------------------ ----------------------------------
More than 16 but not more than 17                        2.00%
------------------------------------------ ----------------------------------
More than 17 but not more than 18                        2.00%
------------------------------------------ ----------------------------------
More than 18 but not more than 19                        2.00%
------------------------------------------ ----------------------------------
More than 19 but not more than 20                        2.00%
------------------------------------------ ----------------------------------
More than 20 but not more than 21                        2.00%
------------------------------------------ ----------------------------------
More than 21 but not more than 22                        2.00%
------------------------------------------ ----------------------------------
More than 22 but not more than 23                        2.00%
------------------------------------------ ----------------------------------
More than 23 but not more than 24                        2.00%
------------------------------------------ ----------------------------------
More than 24 but not more than 25                        2.00%
------------------------------------------ ----------------------------------
More than 25 but not more than 26                        2.00%
------------------------------------------ ----------------------------------
More than 26 but not more than 27                        2.00%
------------------------------------------ ----------------------------------
More than 27 but not more than 28                        2.00%
------------------------------------------ ----------------------------------
More than 28 but not more than 29                        2.00%
------------------------------------------ ----------------------------------
              More than 29                               2.00%
------------------------------------------ ----------------------------------



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     IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.


                                                              The Supplemental Interest Trust created under the Pooling
                Credit Suisse International                    and Servicing Agreement for IndyMac INDX Mortgage Loan
                                                                Trust 2006-AR41, Mortgage Pass-Through Certificates,
                                                                  Series 2006-AR41 by Deutsche Bank National Trust
                                                                       Company, not individually, but solely as
                                                                             supplemental interest trustee


By: /s/ Marisa Scauzillo                      By: /s/ Jennifer Hermansader
    --------------------                          ------------------------
    Name Marisa Scauzillo                         Name: Jennifer Hermansader
    Title:  Authorized Signatory                  Title: Associate



By: /s/ Bik Kwan Chung
    ------------------
    Name Bik Kwan Chung
    Title:  Authorized Signatory




Indy Mac INDX Mortgage Loan Trust 2006-AR41 CSA